                                                                    EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case # 97-06084
May 31, 2000 Financial Reporting Information


Notes to Financial Statement Information


Basis of Presentation
The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.


GMAC Credit Corporation
As of May 31, 2000, the Company's borrowings from GMAC Credit Corporation ("GMACCC") were $10,225,231.


Accounts Receivable
Accounts receivable recorded on the Discontinued Operation's balance sheet of $1.2 million represents Florida Supplemental balances. The amount is fully reserved.


Pre-Petition Preference Receipts
Beginning in June 1999, Omega began collecting pre-petition preferences that are accounted for in the pre-petition liabilities section of the corporate balance sheet. Collections for the month of May 2000 and total collections since June 1999 were $6,000, and $997,252, respectively.


Sale of Environmental Services Division (ESD)
On May 22, 2000, Omega sold the ESD division to certain members of management and GMACCC for $17,000,000. All of the discontinued entities receivables, except the Florida Supplemental balances, were purchased by ESD. This was the last of the Omega divisions to be sold.

OMEGA ENVIRONMENTAL, INC.                                           EXHIBIT 99.1
Debtor In Possession Case #97-06084
Comparative Balance Sheet Information


                                           (unaudited      (unaudited)                    (unaudited)     (unaudited)
                                           May 31, 2000   April 30, 2000                  May 31, 2000   April 30, 2000
                                               ESD            ESD            Change        Corporate       Corporate       Change
                                           ------------------------------------------     ------------------------------------------
CURRENT ASSETS
Cash                                             --              --              --          451,470         258,164        193,306
Restricted cash held in escrow                   --              --              --                                            --
Accounts receivable
  A/R--trade                                     --         9,287,286      (9,287,286)          --              --             --
  A/R--remediation systems                       --           157,263        (157,263)          --              --             --
  A/R--employees                                 --            23,004         (23,004)          --              --             --
  A/R--supplemental                              --              --              --             --              --             --
  A/R--miscellaneous                             --            16,250         (16,250)          --         1,224,094     (1,224,094)
  Allowance for doubtful accounts                --          (271,926)        271,926           --        (1,076,094)     1,076,094
                                           ------------------------------------------     ------------------------------------------
    Accounts receivable, net                     --         9,211,877      (9,211,877)          --           148,000       (148,000)
                                           ------------------------------------------     ------------------------------------------
Costs and earnings in excess of billings         --         4,507,020      (4,507,020)                                         --
Costs and earnings in excess of billings
  for Remediation Systems                        --           562,153        (562,153)                                         --
Prepaid expenses                                 --           345,138        (345,138)        89,126          47,409         41,717
                                           ------------------------------------------     ------------------------------------------
TOTAL CURRENT ASSETS                             --        14,626,188     (14,626,188)       540,596         453,573         87,023
                                           ------------------------------------------     ------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                --         2,127,801      (2,127,801)          --              --             --
  Automotive equipment                           --           905,345        (905,345)          --              --             --
  Office furniture and equipment                 --         1,024,761      (1,024,761)          --            16,403        (16,403)
  Land, Building, and leasehold
    improvements                                 --           112,128        (112,128)          --              --             --
                                           ------------------------------------------     ------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                 --         4,170,035      (4,170,035)          --            16,403        (16,403)
  Accum. Depreciation                            --        (3,348,726)      3,348,726           --           (16,403)        16,403
                                           ------------------------------------------     ------------------------------------------
TOTAL PROPERTY & EQUIP., NET                     --           821,309        (821,309)          --              --             --
                                           ------------------------------------------     ------------------------------------------
Other Assets                                     --            87,809         (87,809)          --            41,622        (41,622)
Investment & Intercompany in Subsidiaries                                        --       74,375,431      74,375,431           --
                                           ------------------------------------------     ------------------------------------------
TOTAL ASSETS                                     --        15,535,306     (15,535,306)    74,916,027      74,870,626         45,401
                                           ==========================================     ==========================================

POST PETITION CURRENT LIABILITIES
  Accounts payable                               --           882,190        (882,190)          3,506           3,159           347
  Accounts payable - remediation systems         --           719,416        (719,416)           --              --             --
  Line of Credit with GMAC                       --              --              --        10,225,231      26,323,895   (16,098,664)
  Transfer of Pre-petition preference
    collections from vendors                     --              --              --          (997,252)       (991,252)       (6,000)
                                           ------------------------------------------     ------------------------------------------
  Line of Credit with GMAC, net of
    pre-petition preferences                     --              --              --         9,227,979      25,332,643   (16,104,664)
  Accrued expenses, excluding bankruptcy
    costs                                        --           544,296        (544,296)         30,187          28,088         2,099
  Accrued bankruptcy costs                       --              --              --         1,195,861       1,611,390      (415,529)
  Estimated claims against cash held in
    escrow                                       --              --              --              --              --            --
  Intercompany - GMAC                      (9,185,622)      6,606,862     (15,792,484)        (70,944)    (16,651,200)   16,580,256
                                           ------------------------------------------     ------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES    (9,185,622)      8,752,764     (17,938,386)     10,386,589      10,324,080        62,509
Intercompany Notes Payable                  7,435,857       7,435,857            --              --              --            --
Pre Petition Preference collections from
    vendors                                      --              --              --           997,252         991,252         6,000
Pre Petition Liabilities                         --              --              --         3,606,863       3,606,863          --
Pre Petition Estimated Construction Claims       --              --              --              --              --            --
                                           ------------------------------------------     ------------------------------------------
  TOTAL LIABILITIES                        (1,749,765)     16,188,621     (17,938,386)     14,990,704      14,922,195        68,509
                                           ------------------------------------------     ------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                                           121,289         121,289          --
Additional paid in capital                 14,557,677      14,557,677            --       127,234,871     127,234,871          --
Treasury Stock A-P-I-C                           --              --                          (562,506)       (562,506)         --
Retained earnings - prior                  (9,028,340)     (9,028,340)           --       (49,321,103)    (49,321,103)         --
Y-T-D net income pre petition                  (8,532)         (8,532)           --        (2,399,934)     (2,399,934)         --
Y-T-D net income post petition             (3,771,040)     (6,174,120)      2,403,080     (15,147,294)    (15,124,186)      (23,108)
                                           ------------------------------------------     ------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                1,749,765        (653,315)      2,403,080      59,925,323      59,948,431       (23,108)
                                           ------------------------------------------     ------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY         --        15,535,306     (15,535,306)     74,916,027      74,870,626        45,401
                                           ==========================================     ==========================================


           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
Debtor In Possession Case #97-06084
Comparative Balance Sheet Information



                                           (unaudited)    (unaudited)                     (unaudited)      (unaudited)
                                           May 31, 2000  April 30, 2000                   May 31, 2000    April 30, 2000
                                            Continuing    Continuing                      Discontinued     Discontinued
                                            Operations    Operations        Change        Operations       Operations      Change
                                           ------------------------------------------     ------------------------------------------
CURRENT ASSETS
Cash                                           451,470       258,164         193,306            --              --             --
Restricted cash held in escrow                    --            --              --         2,736,685       2,734,665          2,020
Accounts receivable
  A/R--trade                                      --       9,287,286      (9,287,286)           --         3,240,282     (3,240,282)
  A/R--remediation systems                        --         157,263        (157,263)           --              --             --
  A/R--employees                                  --          23,004         (23,004)           --              --             --
  A/R--supplemental                               --            --              --         1,229,656       1,242,986        (13,330)
  A/R--miscellaneous                              --       1,240,344      (1,240,344)           --            10,078        (10,078)
  Allowance for doubtful accounts                 --      (1,348,020)      1,348,020      (1,229,656)     (3,411,768)     2,182,112
                                           ------------------------------------------     ------------------------------------------
    Accounts receivable, net                      --       9,359,877      (9,359,877)           --         1,081,578     (1,081,578)
                                           ------------------------------------------     ------------------------------------------
Costs and earnings in excess of billings          --       4,507,020      (4,507,020)                                          --
Costs and earnings in excess of billings
  for Remediation Systems                         --         562,153        (562,153)                                          --
Prepaid expenses                                89,126       392,547        (303,421)           --              --             --
                                           ------------------------------------------     ------------------------------------------
TOTAL CURRENT ASSETS                           540,596    15,079,761     (14,539,165)      2,736,685       3,816,243     (1,079,558)
                                           ------------------------------------------     ------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                 --       2,127,801      (2,127,801)           --              --             --
  Automotive equipment                            --         905,345        (905,345)           --              --             --
  Office furniture and equipment                  --       1,041,164      (1,041,164)           --              --             --
  Land, Building, and leasehold
    improvements                                  --         112,128        (112,128)           --              --             --
                                           ------------------------------------------     ------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                  --       4,186,438      (4,186,438)           --              --             --
  Accum. Depreciation                             --      (3,365,129)      3,365,129            --              --             --
                                           ------------------------------------------     ------------------------------------------
TOTAL PROPERTY & EQUIP., NET                      --         821,309        (821,309)           --              --             --
                                           ------------------------------------------     ------------------------------------------
Other Assets                                      --         129,431        (129,431)           --              --             --
Investment & Intercompany in Subsidiaries   74,375,431    74,375,431            --                                             --
                                           ------------------------------------------     ------------------------------------------
TOTAL ASSETS                                74,916,027    90,405,932     (15,489,905)      2,736,685       3,816,243     (1,079,558)
                                           ==========================================     ==========================================

POST PETITION CURRENT LIABILITIES
  Accounts payable                               3,506       885,349        (881,843)           --              --             --
  Accounts payable - remediation systems          --         719,416        (719,416)           --              --             --
  Line of Credit with GMAC                  10,225,231    26,323,895     (16,098,664)           --              --             --
  Transfer of Pre-petition preference
    collections from vendors                  (997,252)     (991,252)         (6,000)           --              --             --
                                           ------------------------------------------     ------------------------------------------
  Line of Credit with GMAC, net of
    pre-petition preferences                 9,227,979    25,332,643     (16,104,664)           --              --             --
  Accrued expenses, excluding bankruptcy
    costs                                       30,187       572,384        (542,197)         69,976          69,976           --
  Accrued bankruptcy costs                   1,195,861     1,611,390        (415,529)           --              --             --
  Estimated claims against cash held in
    escrow                                        --            --              --         2,736,631       2,536,420        200,211
  Intercompany - GMAC                       (9,256,566)  (10,044,338)        787,772       9,256,566      10,044,338       (787,772)
                                           ------------------------------------------     ------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES      1,200,967    19,076,844     (17,875,877)     12,063,173      12,650,734       (587,561)
Intercompany Notes Payable                   7,435,857     7,435,857            --         4,811,126       4,811,126           --
Pre Petition Preference collections from
    vendors                                    997,252       991,252           6,000            --              --             --
Pre Petition Liabilities                     3,606,863     3,606,863            --        11,809,400      11,809,400           --
Pre Petition Estimated Construction Claims        --            --              --         1,800,000       1,800,000           --
                                           ------------------------------------------     ------------------------------------------
  TOTAL LIABILITIES                         13,240,939    31,110,816     (17,869,877)     30,483,699      31,071,260       (587,561)
                                           ------------------------------------------     ------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                            121,289       121,289            --         5,454,120       5,454,120           --
Additional paid in capital                 141,792,548   141,792,548            --        39,347,007      39,347,007           --
Treasury Stock A-P-I-C                        (562,506)     (562,506)           --              --              --             --
Retained earnings - prior                  (58,349,443)  (58,349,443)           --       (53,656,003)    (53,656,003)          --
Y-T-D net income pre petition               (2,408,466)   (2,408,466)           --          (941,910)       (941,910)          --
Y-T-D net income post petition             (18,918,334)  (21,298,306)      2,379,972     (17,950,228)    (17,458,232)      (491,997)
                                           ------------------------------------------     ------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                61,675,088    59,295,116       2,379,972     (27,747,014)    (27,255,017)      (491,997)
                                           ------------------------------------------     ------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY    74,916,027    90,405,932     (15,489,905)      2,736,685       3,816,243     (1,079,558)
                                           ==========================================     ==========================================


           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
Debtor In Possession Case #97-06084
Comparative Balance Sheet Information



                                           (unaudited)      (unaudited)
                                           May 31, 2000    April 30, 2000
                                             Combined         Combined
                                              Final            Final            Change
                                           ----------------------------------------------
CURRENT ASSETS
Cash                                              451,470         258,164         193,306
Restricted cash held in escrow                  2,736,685       2,734,665           2,020
Accounts receivable
  A/R--trade                                         --        12,527,568     (12,527,568)
  A/R--remediation systems                           --           157,263        (157,263)
  A/R--employees                                     --            23,004         (23,004)
  A/R--supplemental                             1,229,656       1,242,986         (13,330)
  A/R--miscellaneous                                 --         1,250,422      (1,250,422)
  Allowance for doubtful accounts              (1,229,656)     (4,759,788)      3,530,132
                                           ----------------------------------------------
    Accounts receivable, net                         --        10,441,455     (10,441,455)
                                           ----------------------------------------------
Costs and earnings in excess of billings             --         4,507,020      (4,507,020)
Costs and earnings in excess of billings
  for Remediation Systems                            --           562,153        (562,153)
Prepaid expenses                                   89,126         392,547        (303,421)
                                           ----------------------------------------------
TOTAL CURRENT ASSETS                            3,277,281      18,896,004     (15,618,723)
                                           ----------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                    --         2,127,801      (2,127,801)
  Automotive equipment                               --           905,345        (905,345)
  Office furniture and equipment                     --         1,041,164      (1,041,164)
  Land, Building, and leasehold
    improvements                                     --           112,128        (112,128)
                                           ----------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                     --         4,186,438      (4,186,438)
  Accum. Depreciation                                --        (3,365,129)      3,365,129
                                           ----------------------------------------------
TOTAL PROPERTY & EQUIP., NET                         --           821,309        (821,309)
                                           ----------------------------------------------
Other Assets                                         --           129,431        (129,431)
Investment & Intercompany in Subsidiaries               0               0            --
                                           ----------------------------------------------
TOTAL ASSETS                                    3,277,281      19,846,744     (16,569,463)
                                           ==============================================

POST PETITION CURRENT LIABILITIES
  Accounts payable                                  3,506         885,349        (881,843)
  Accounts payable - remediation systems             --           719,416        (719,416)
  Line of Credit with GMAC                     10,225,231      26,323,895     (16,098,664)
  Transfer of Pre-petition preference
    collections from vendors                     (997,252)       (991,252)         (6,000)
                                           ----------------------------------------------
  Line of Credit with GMAC, net of
    pre-petition preferences                    9,227,979      25,332,643     (16,104,664)
  Accrued expenses, excluding bankruptcy
    costs                                         100,163         642,360        (542,197)

  Accrued bankruptcy costs                      1,195,861       1,611,390        (415,529)
  Estimated claims against cash held in
    escrow                                      2,736,631       2,536,420         200,211
  Intercompany - GMAC                                --              --              --
                                           ----------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES        13,264,140      31,727,578     (18,463,438)
Intercompany Notes Payable                           --              --              --
Pre Petition Preference collections from
    vendors                                       997,252         991,252           6,000
Pre Petition Liabilities                       15,416,263      15,416,263            --
Pre Petition Estimated Construction Claims      1,800,000       1,800,000            --
                                           ----------------------------------------------
  TOTAL LIABILITIES                            31,477,655      49,935,093     (18,457,438)
                                           ----------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                               121,289         121,289            --
Additional paid in capital                    124,465,227     124,465,227            --
Treasury Stock A-P-I-C                           (562,506)       (562,506)           --
Retained earnings - prior                    (112,005,446)   (112,005,446)           --
Y-T-D net income pre petition                  (3,350,376)     (3,350,376)           --
Y-T-D net income post petition                (36,868,562)    (38,756,537)      1,887,975
                                           ----------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                  (28,200,374)    (30,088,349)      1,887,975
                                           ----------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY        3,277,281      19,846,744     (16,569,463)
                                           ==============================================


           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.                                           EXHIBIT 99.1
Debtor In Possession Case #97-06084
Comparative Statement of
        Operations Information



                                        (unaudited)       (unaudited)                     (unaudited)    (unaudited)
                                        Month Ended      Month Ended                      Month Ended    Month Ended
                                        May 31, 2000    April 30, 2000                   May 31, 2000  April 30, 2000
                                            ESD              ESD            Change         Corporate      Corporate         Change
                                        -------------------------------------------      -------------------------------------------
Sales                                       809,241         791,241          18,000            --              --              --
Cost of Sales                               547,413         628,569         (81,156)           --              --              --
                                        -------------------------------------------      -------------------------------------------
    Gross Profit                            261,828         162,672          99,156            --              --              --

Selling, General, and Administrative        253,084         425,610        (172,526)         64,658          81,955         (17,297)
                                        -------------------------------------------      -------------------------------------------
Income (Loss) From Operations                 8,744        (262,938)        271,682         (64,658)        (81,955)         17,297

Other Income (Expense):
  I/C Interest Income (Expense)             (29,513)        (58,862)         29,349          29,513          58,862         (29,349)
  Interest Expense                           (1,929)            (43)         (1,886)       (220,937)       (246,290)         25,353
  Gain (loss) on Asset Disposition        2,425,778          24,592       2,401,186         100,714            --           100,714
  Other Expense                                --              --              --           232,327          (2,425)        234,752
                                        -------------------------------------------      -------------------------------------------
    Total Other (Expense)                 2,394,336         (34,313)      2,428,649         141,617        (189,853)        331,470
Net Income (Loss) Before Bankruptcy
       Administrative Expenses            2,403,080        (297,251)      2,700,331          76,959        (271,808)        348,767
Bankruptcy Administrative Expenses                                                         (100,067)       (252,372)        152,305
                                        -------------------------------------------      -------------------------------------------
Net Income (Loss)                         2,403,080        (297,251)      2,700,331         (23,108)       (524,180)        501,072
                                        -------------------------------------------      -------------------------------------------


            See accompanying notes to financial statement information

Omega Environmental, Inc.
Debtor In Possession Case #97-06084
Comparative Statement of
        Operations Information


                                        (unaudited)      (unaudited)                        (unaudited)    (unaudited)
                                        Month Ended      Month Ended                        Month Ended    Month Ended
                                        May 31, 2000    April 30, 2000                     May 31, 2000   April 30, 2000
                                         Continuing       Continuing                       Discontinued   Discontinued
                                         Operations       Operations       Change           Operations     Operations        Change
                                        -------------------------------------------        -----------------------------------------
Sales                                       809,241         791,241          18,000            --              --              --
Cost of Sales                               547,413         628,569         (81,156)           --              --              --
                                        -------------------------------------------        -----------------------------------------
    Gross Profit                            261,828         162,672          99,156            --              --              --

Selling, General, and Administrative        317,742         507,565        (189,823)           --              --              --
                                        -------------------------------------------        -----------------------------------------

Income (Loss) From Operations               (55,914)       (344,893)        288,979            --              --              --

Other Income (Expense):
  I/C Interest Income (Expense)                --              --              --              --              --              --
  Interest Expense                         (222,866)       (246,333)         23,467            --              --              --
  Gain (loss) on Asset Disposition        2,526,492          24,592       2,501,900            --              --              --
  Other Expense                             232,327          (2,425)        234,752        (491,997)         (1,290)       (490,707)
                                        -------------------------------------------        -----------------------------------------
    Total Other (Expense)                 2,535,953        (224,166)      2,760,119        (491,997)         (1,290)       (490,707)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses            2,480,039        (569,059)      3,049,098        (491,997)         (1,290)       (490,707)
Bankruptcy Administrative Expenses         (100,067)       (252,372)        152,305            --              --              --
                                        -------------------------------------------        -----------------------------------------
Net Income (Loss)                         2,379,972        (821,431)      3,201,403        (491,997)         (1,290)       (490,707)
                                        ===========================================        =========================================


           See accompanying notes to financial statement information

Omega Environmental, Inc.
Debtor In Possession Case #97-06084
Comparative Statement of
        Operations Information



                                            (Unaudited)      (Unaudited)
                                            Month Ended      Month Ended
                                            May 31, 2000   April 30, 2000
                                              Combined        Combined
                                               Final           Final       Change
                                            -------------------------------------
Sales                                         809,241       791,241        18,000
Cost of Sales                                 547,413       628,569       (81,156)
                                            -------------------------------------
    Gross Profit                              261,828       162,672        99,156

Selling, General, and Administrative          317,742       507,565      (189,823)
                                            -------------------------------------

Income (Loss) From Operations                 (55,914)     (344,893)      288,979

Other Income (Expense):
  I/C Interest Income (Expense)                  --            --            --
  Interest Expense                           (222,866)     (246,333)       23,467
  Gain (loss) on Asset Disposition          2,526,492        24,592     2,501,900
  Other Expense                              (259,670)       (3,715)     (255,955)
                                            -------------------------------------
    Total Other (Expense)                   2,043,956      (225,456)    2,269,412
Net Income (Loss) Before Bankruptcy
       Administrative Expenses              1,988,042      (570,349)    2,558,391
Bankruptcy Administrative Expenses           (100,067)     (252,372)      152,305
                                            -------------------------------------
Net Income (Loss)                           1,887,975      (822,721)    2,710,696
                                            =====================================


           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.                                           EXHIBIT 99.1
DEBTOR IN POSSESSION CASE # 97-06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION



                                                                                   (Unaudited)    (Unaudited)
                                                                                   Month Ended    Month Ended
                                                                                  May 31, 2000   April 30, 2000      Change
                                                                                  ------------    ------------    ------------
Cash flows from operating activities:
  Net income (loss)                                                               $  1,887,975    $   (822,721)   $  2,710,696

  Adjustments to reconcile net loss to net cash
    (used in) provided by operating activities:
      Depreciation                                                                      29,015          29,896            (881)
      Write off of accounts receivable                                                    --           112,610        (112,610)
      (Gain) / Loss on sale of property and equipment                                  792,294         (24,592)        816,886
    Change in certain assets & liabilities:
     (Increase) decrease in:
      Receivables, net                                                              10,284,192          27,380      10,256,812
      Receivables - remediation systems, net                                           157,263          61,657          95,606
      Costs in excess of billings                                                    4,507,020          97,077       4,409,943
      Costs in excess of billings - remediation systems                                562,153         102,560         459,593
      Prepaids & other assets                                                          303,421         (91,406)        394,827
     Increase (decrease) in:
      Accounts payable - remediation systems                                          (719,416)       (164,218)       (555,198)
      Accrued expenses                                                                (936,919)        229,613      (1,166,532)
      Other net changes in assets and liabilities                                      306,815             240         306,575
                                                                                  ------------    ------------    ------------
        Total adjustments                                                           14,403,995         292,073      14,111,922
                                                                                  ------------    ------------    ------------
        Net cash provided by (used in) operating activities                         16,291,970        (530,648)     16,822,618


Cash flows from investing activities:
     Proceeds from sale of equipment                                                         0          53,100         (53,100)
     Additions to property and equipment                                                     0          (8,185)          8,185
                                                                                  ------------    ------------    ------------
       Net cash provided by (used in) investing activities                                   0          44,915         (44,915)


Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                              (16,098,664)        572,794     (16,671,458)
  Proceeds from pre-petition preference payment receipts                                 6,000          27,968         (21,968)
  (Reduction) Increase of pre-petition liabilities                                      (6,000)        (27,968)         21,968
                                                                                  ------------    ------------    ------------
      Net cash provided by (used in) financing activities                          (16,098,664)        572,794     (16,671,458)
                                                                                  ------------    ------------    ------------
Net increase (decrease) in cash                                                        193,306          87,061         106,245

CASH AT BEGINNING OF PERIOD                                                            258,164         171,103          87,061
                                                                                  ------------    ------------    ------------

CASH AT END OF PERIOD                                                             $    451,470    $    258,164    $    193,306
                                                                                  ============    ============    ============



           See accompanying notes to financial statement information